Exhibit 99.5

                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT made as of the 4th day of  March, 2005 .

B E T W E E N :

                                 mmwave Technologies Inc., a corporation
                                 incorporated pursuant to the laws of the Canada hereinafter known as (the "Corporation")

                                                               OF THE FIRST PART

                                                        and

                                 GLENN JAMES POULOS
                                 hereinafter known as (the "Employee")

                                                              OF THE SECOND PART

            WHEREAS the Corporation desires to hire the Employee in the employment capacity set out hereinafter;

            AND WHEREAS the Employee agrees to accept such employment on the terms and conditions hereinafter set forth;

            NOW THEREFORE in consideration of the offer of employment, the mutual covenants herein contained, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by both of the parties hereto), the parties hereto agree as follows:

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1.    EMPLOYMENT AND ACCEPTANCE OF DUTIES:

      (a) During the Period of Active Employment, as defined in section 1(d) hereunder, the Corporation shall employ the Employee and the Employee shall serve the Corporation in the position of President of mmwave Technologies Inc.. The Employee shall discharge the duties and services appertaining to such position as determined by the Corporation, as well as such additional duties and services appropriate to such position as described in Schedule A, and as may be altered and modified by the Corporation from time to time. The Employee agrees that he shall, during the period of his employment hereunder, well and faithfully serve the Corporation and shall exercise the powers and authorities and fulfil the duties conferred upon him honestly, diligently, in good faith and in the best interests of the Corporation and its customers.

      (b) During the Period of Active Employment, the Employee shall devote his full time, attention and ability to performing the services prescribed pursuant to Section 1(a) hereof. The Employee understands that the hours of work involved will vary and be irregular and are those hours required to meet the responsibilities of the Employee as provided herein.

      (c) The Employee shall be nominated to serve as a member of the Corporations' Board of Directors. The Employee shall also comply with, and be subject to, the policies and procedures generally applicable to the employees of the Corporation, in effect from time to time.

      (d) For the purposes of this Agreement, "Period of Active Employment" shall mean the period beginning as of the date first set forth above, and terminating on the date on which the first of the following occurs:

            (i)   the   termination   of  the   Employee's   Employment  by  the
                  Corporation pursuant to Sections 5 or 6 of this Agreement;

            (ii)  the termination of this Agreement by the Employee  pursuant to
                  Section 7 hereof; ,

            (iii) the death of the Employee; or

            (iv) if the Employee becomes Totally Disabled, as defined herein, during the Period of Active Employment, subject to the requirements of the Ontario Human Rights Code. For the

Employee Initials and Date: __________________
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                  purposes of this Agreement, the Employee shall be deemed to be
                  Totally   Disabled  if  he  becomes   physically  or  mentally
                  incapable of discharging all of his full-time duties hereunder and is eligible to receive long-term disability payments under any corporate disability insurance contract in effect at that time.

      (e) The Employee shall report directly to the President of Wireless Age Communications Inc. (the parent company of the Corporation), and shall have the responsibility and accountability for the day to day operation of the Corporation. All employees of the Corporation, shall report to the Employee.

      (f) The parties agree that Schedules "A", "B" and "C", attached to this Agreement form part of this Agreement. The Employee agrees that he shall be bound by the terms and conditions contained therein.

2.    REMUNERATION AND BENEFITS:

      (a) In consideration of the Employee's undertaking and the performance of the obligations contained hereunder, the Corporation shall pay and grant to the Employee the following:

            (i) a base salary of not less than $150,000.00 (CDN) (one hundred and fifty thousand dollars) per annum, payable in equal bi-weekly instalments and subject to applicable statutory deductions;

            (ii) a short-term bonus incentive, payable within 30 days of the issuance of the Corporation's audited financial statements, (subject to all applicable deductions) of not less than thirty-three percent (33%) of the Employee's annual base salary provided the Employee meets the objectives as set out in Schedule B attached hereto.;

            (iii) a long-term  incentive  bonus,  payable  within 30 days of the issuance of the Corporation's audited financial statements, of 333,333 shares of the Corporation to be issued upon the first, second and third anniversary date of this Agreement (for a total of 999,999 shares in total), provided that the following annual targets are met:

Employee Initials and Date: __________________

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                  (1)   for the period March 1, 2005 to February  28,  2006,  an
                        EBITDA,   as   defined   herein,   target   for   mmwave
                        Technologies Inc. of US$900,000;

                  (2) for the period March 1, 2006 to February 28, 2007, an EBITDA, as defined herein, target for the combined Wireless Age and mmwave of at least US$1,825,000; and

                  (3) for the period March 1, 2007 to February 28, 2008, an EBITDA, as defined herein, target for the combined Wireless Age and mmwave of at least US$2,600,000.

                  For the purposes of this Agreement, EBITDA shall mean the Earnings from company operations, before interest, taxes, depreciation and amortization, and excluding any charge for corporate expenses.

                  In the event that the Corporation adopts a Stock Option Plan in the future, the long-term incentive bonus outlined in this section shall not prejudice or limit Employee's entitlement to participate in such future stock option or other long-term incentive bonus plans to the same extent as other senior management employees.

            (iv) vacation according to the policies of the Corporation but in no event less than three (3) weeks of vacation per year. The time for such vacation shall be approved by the Corporation.

            (v) The Employee will participate in the Corporation's stock options available to the directors, officers and employees of the Corporation as outlined in Schedule C attached hereto.

            (vi) The Employee will participate in the Corporation's group insurance plans and benefit plans applicable to the Employee during employment with the Corporation. Such benefit plans, and programs include without limitation medical, health, and dental care, life insurance, short term and long term disability protection and qualified retirement plans. The
                  Employee shall be subject to all applicable terms and conditions of such plans. The Corporation shall have the right to amend any such benefit plan or arrangement made available hereunder. The Corporation agrees to provide the same "cost plus" benefit program, or equivalent, that mmwave Technologies provided to the Employee immediately prior to the execution of this Agreement.

Employee Initials and Date: __________________

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      (b)   The Corporation  agrees to reimburse the Employee in accordance with its normal policies and practices for travel and other expenses or disbursements reasonably and necessarily incurred or made by him in connection with the Corporation's business, including but not limited to professional dues and subscriptions, and memberships in professional and business associations.

      (c) The Corporation agrees to pay to the Employee a car allowance in the amount of $1,200 per month, payable monthly, upon the expiration of the current lease on the Employee's automobile.

      (d) The Corporation shall withhold from any amounts payable under this Agreement such federal or provincial taxes and required statutory remittances pursuant to any applicable law or regulation.

3.    LOYALTY AND CONFIDENTIALITY:

      In consideration of the employment provided by this Agreement, the Employee agrees with the Corporation as follows:

      (a) Confidentiality: Except in the normal and proper course of his/her duties hereunder, the Employee will not publish, communicate, use for his/her own account, or disclose to any other Person without the prior consent of the Corporation, during or after the Period of Active Employment, any confidential or proprietary information or material ("Confidential Information") relating to the Corporation's operations, business, customers, and services which he/she may obtain from the Corporation or its officers, directors, or employees, or otherwise by virtue of the Employee's employment by the Corporation. The parties agree that such Confidential Information is deemed proprietary to the Corporation, and all intellectual property rights contained therein, or derived therefrom, shall at all times remain the exclusive property of the Corporation. "Confidential Information" includes, without limitation, the following types of information or material, both existing and contemplated, regarding the Corporation or its parent, affiliated or subsidiary corporations ("Related Companies"), and third party vendors, corporate information, including contractual arrangements, plans, strategies, tactics, policies, supply agreements, and any litigation or negotiations; sales, strategies, methods, customer, and customer lists, educational and training materials, reports, disks, tapes, prospects and market research data; financial information, including cost and performance data, debt arrangements; personnel information, including personnel lists, resumes, personnel data, organizational structure and performance evaluations; and, technical information, including programs, and source codes. Notwithstanding the above, any part of the foregoing Confidential Information shall not be considered confidential or proprietary information to the extent

Employee Initials and Date: __________________

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            that it: (I) is in the public  domain  through  no  wrongful  act or breach on the part of the Employee or any third party, or (II) was approved for release by written authorisation of the Corporation.

      (b) Return of Documents: The Employee agrees that any and all documents or other data, sound or image recordings, fixed in any material form, and property of any nature pertaining to activities and services of the Corporation or to its Related Companies, including the information or materials covered by section 3(a) hereof, in his possession now or at any time during the Period of Active Employment, are and shall be the property of the Corporation and its Related Companies, and that all such documents and all copies of them shall be surrendered forthwith to the Corporation whenever requested by the Corporation.

      (c) Intellectual Property: The Employee agrees that all rights and title to materials produced by Employee under this Agreement whether in written form, pictorial or other documentary or reproducible form, and in any medium whatsoever (the "works"), belong exclusively to Corporation and shall be considered works made for hire. Any and all copyrights and other "Intellectual Property Rights" in and to such works are and shall be the sole property of the Corporation. "Intellectual Property Rights" for the purposes of this Agreement include copyright, patents, trade-marks, industrial designs, design marks, electronic icons, computer code, software architecture, programming methods, system configurations, business methods, business plans, system flowcharts, system designs, technologies, drawings, technical information, know-how, processes, or trade secrets, or any modifications, enhancements, or improvements of any of the foregoing. To the extent that any materials or works of authorship may not, by operation of law, be works made for hire, this Agreement will constitute an irrevocable assignment by the Employee to the Corporation of the ownership of, and all intellectual property rights in such items, and Corporation will have the right to obtain and hold in its own name all registrations which may be available in the works. The Employee agrees to execute all documents reasonably requested by Corporation and to render, at Corporation's sole expense, whatever reasonable assistance the Corporation may request to enable the Corporation to perfect its security interest in and to such intellectual property rights whether in Canada, or elsewhere in the world.

      (d) The Employee shall disclose promptly to the Corporation any and all inventions, discoveries, and improvements (whether or not patentable or registrable under copyright or similar statutes), and all patentable or copyrightable works, initiated, conceived, discovered, reduced to practice, or made by the Employee, either alone or in

Employee Initials and Date: __________________

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            conjunction with others,  during the Employee's  employment with the
            Corporation and related to the business or activities of the Corporation (the "Developments"). Except to the extent any rights in any Developments constitute a work made for hire under the U.S. Copyright Act, 17 U.S.C. ss. 101 et seq. that are owned ab initio by the Corporation, the Employee assigns all of the Employee's right, title and interest in and to all Developments (including all intellectual property rights therein) to the Corporation or its nominee without further compensation, including all rights or benefits therefor, including, without limitation, the right to sue
            and  recover  for  past  and  future   infringement.   The  Employee
            acknowledges that any rights in any Developments constituting a work made for hire under the U.S. Copyright Act, 17 U.S.C ss. 101 et seq. are owned upon creation by the Corporation as the Employee's employer. Whenever requested to do so by the Corporation, the Employee shall execute any and all applications, assignments or other instruments which the Corporation shall deem necessary to apply for and obtain trademarks, patents or copyrights of the United States or any foreign country or otherwise protect the interests of the Corporation therein. These obligations shall continue beyond the end of the Employee's employment with the Corporation with respect to inventions, discoveries, improvements or copyrightable works initiated, conceived or made by the Employee while employed by the Corporation and shall be binding upon the Employee's employers, assigns, executors, administrators and other legal representatives. If the Corporation is unable for any reason, after reasonable effort, to obtain the Employee's signature on any document needed in connection with the actions described in this Section 3, the Employee hereby irrevocably designates and appoints the Corporation and its duly authorized officers and agents as the Employee's agent and attorney in fact to act for and in Upon termination of Employee's employment with Employer, Employee agrees to return to Employer all copies and originals of all documents generated by or belonging to Employer or any other documents which may have come into the possession of Employee from Employer as a result of Employee's employment with Employer, including documents containing
            customer   information.   Nothing  herein  shall  affect  or  impair
            Employee's right to retain personal documents, including without limitation address books, diaries, Rolodex cards, and telephone directories, provided such documents do not contain confidential information.

      (e) Employee and Employer acknowledge that any breach or threatened breach by Employee of the provisions of this Section 3 shall cause irreparable harm to Employer, which harm cannot be fully redressed by the payment of damages to Employer. In addition, Employee and Employer acknowledge that Employer may be entitled, in addition to

Employee Initials and Date: __________________

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                                       8


            any other right and remedy it may have, at law or in equity, to an injunction, , enjoining or restraining Employee from any violation or threatened violations of this Section 3.

4.    EMPLOYMENT RESTRICTIONS:

      In consideration of the employment provided by this Agreement, the Employee agrees with the Corporation as follows:

      (a) Definitions: For the purposes of sections 4(b) through 4(d), the words "Business", "Customer", "Person", "Prohibited Area", "Prospective Customer" and "Restricted Period" shall have the meanings set out below:

            (i)   "Business"  means  the  provision  of or  development  of  the
                  distribution   and  integration  of  wireless   communications
                  solutions.

            (ii) "Customer" shall mean any Person to whom the Employee has supplied goods or services, either directly, or indirectly on behalf of the Corporation, at any time during the term of this Agreement;

            (iii) "Person"   includes,   without   limitation,   an  individual,
                  corporation, partnership, joint venture, association, trust, firm, unincorporated organization or other legal or business entity;

            (iv)  Prohibited Area shall mean Canada.

            (v) "Prospective Customer" shall mean any Person to whom the Corporation or the Related Companies has (I) directly or indirectly offered in any way to supply goods or services, whether through written proposal or otherwise; or (II) targeted as a possible purchaser of the Corporation's goods or services, at any time during the 12 months prior to the termination of this Agreement, howsoever arising and the Employee, acting reasonably, would have knowledge of such Persons;

            (v) "Restricted Period" shall mean the period beginning on the date of this Agreement and ending thirty-six (36) months immediately following the termination of this Agreement if such termination occurs within 18 months of the date of this Agreement and twenty-four (24) months immediately following the termination of this Agreement if such termination occurs after 18 months of the date of this Agreement, howsoever arising.

Employee Initials and Date: __________________
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      (b)   Non-Solicitation  of Customers:  The Employee  hereby agrees that he shall not during the Restricted Period within the Prohibited Area, whether on his own behalf or in conjunction with or on behalf of any other Person, directly or indirectly, except on behalf of the Corporation, (i) solicit, (ii) assist in soliciting, (iii) accept,
            (iv)  facilitate the acceptance of, or (v) deal with of any Customer
            or  Prospective  Customer  of  the  Corporation,   as  an  employee,
            director, shareholder, principal, agent, consultant or in any other capacity whatsoever, for the purpose of providing or selling to such Customer or Prospective Customer products or services which are the same as, similar to, or competitive with the Business.

      (c) Non-Solicitation of Employees: The Employee hereby agrees that he will not during the Restricted Period, either on his own behalf or in conjunction with or on behalf of any other Person, directly or indirectly, except on behalf of or with the prior written consent of the Corporation induce, solicit, entice or procure, any employee or consultant of the Corporation to leave such employment or relationship, as the case may be.

5.    TERMINATION FOR JUST CAUSE:

      The Corporation shall be entitled, in its sole discretion, to forthwith terminate the employment of the Employee hereunder, without advance notice, for just cause as determined by statute or common law by so advising the Employee in writing. For the purpose of this Agreement, the following constitutes just cause, provided, however, "Just Cause" within the meaning of this Section shall in any event not include any act done or committed by Employee in the exercise of business judgment which is not unreasonable under all the facts and circumstances involved:

      (a) if the Employee is in material breach of any of the provisions of this Agreement, including without limitation the conditions outlined in section 1 of this Agreement, provided the Employee receives three
            (3) business days prior written notice of the breach and fails to remedy such breach within said three (3) day period;

      (b) if the Employee has been convicted of an indictable offence or a felony under U.S. laws involving mortal turpitude, including, without limitation, theft, fraud, embezzlement, forgery, misappropriation or wilful misapplication by a court of final and competent jurisdiction; or

Employee Initials and Date: __________________
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      (c)   if the Employee is found in any civil,  administrative or regulatory proceeding of competent jurisdiction to have breached a fiduciary duty to the shareholders of the Corporation.

      (d) (e) if the Employee is has engaged in conduct that is intentionally and materially detrimental to the best interests of the Corporation.

      If the Corporation terminates this Agreement for just cause under this Section, the Corporation shall not be obligated to make any further payments under this Agreement except amounts due and remaining unpaid at the time the Employee receives notice of such termination.

6.    TERMINATION ON NOTICE:

      (a) The Corporation shall be entitled, in its sole discretion, at any time to terminate the employment of the Employee hereunder without just cause for any reason whatsoever by so advising the Employee in writing. If the Corporation terminates the employment of the Employee pursuant to this section, the Corporation shall provide to the Employee a lump sum payment in lieu of notice equalling the greater of: (two hundred and sixty-six percent (266%) if termination occurs within 18 months of the date of this Agreement and one hundred thirty-three percent (133%) if termination occurs after 18 months of the date of this Agreement, of the Employee's annual salary (referenced with respect to the rate of such annual salary as in effect at the date of the Employee's termination of employment); or (ii) notice in accordance with the Employment Standards Act of Ontario.. The Corporation shall provide the Employee such payment no later than 60 days following the date of the Employee's active termination of employment. This payment will be inclusive of any and all termination, severance and vacation entitlements under the Employment Standards Act of Ontario. The Employee hereby agrees that if the Corporation terminates in accordance with this provision, the Employee's entitlements in accordance with this section shall constitute his full and final entitlements, and he shall have no additional claims for bonus, salary, other compensation, notice or pay in lieu of notice at common law or otherwise against the Corporation.

      (b) In the event of termination pursuant to section 6(a), the Corporation's medical and health benefit plans in which the Employee is enrolled shall cease twenty-four (24) months from the date of the Employee's termination of employment if such termination occurs within 18 months of the date of this Agreement and twelve months months from the date of the Employee's termination of employment if such

Employee Initials and Date: __________________

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            termination  occurs  after 18 months of the date of this  Agreement, except long term and short term disability which shall cease effective the date the Employee receives notice of termination.

7.    RESIGNATION OR CESSATION OF SERVICES BY EMPLOYEE:

      (a) Resignation. The Employee shall be entitled, in his sole discretion, to forthwith terminate his employment hereunder upon sixty (60) days prior written notice to the Corporation. The Corporation may waive the notice, in whole or in part.

      If the Employee terminates his employment for any reason, the Corporation shall have no further obligations or responsibilities to the Employee after the expiry of the above-noted sixty (60) day period, save and except as outlined in
Section 6(a) and (b). In addition, in the event of a buyout, merger, or any other event that results in a change of control, as defined herein, the Employee may elect to resign within sixty (60) days of such event, with all of the rights, entitlements, and obligations outlined in Section 6 (a) and (b) herein.

For purposes of this Agreement, "Change of Control" means any of:

            (i) the acquisition, directly or indirectly and by any means whatsoever (including, without limitation, through an acquisition of the Voting Shares of the Corporation or of any company which is in a position to exercise effective control of the Corporation), by any person, or by a group of persons acting jointly, or in concert, that, in the opinion of the Board of Directors of the Company results in a de facto change of control;

            (ii) any transaction or series of transactions, whether by way of reconstruction, reorganization, consolidation, amalgamation, arrangement, merger, transfer, sale or otherwise, whereby assets of the Corporation become the property of any other person (other than an affiliate of the Corporation) if such assets which become the property of any other person have a fair market value (net of the fair market value of any liabilities which become obligations of such other person as part of the same transaction) equal to one-half or more of the Net Worth of the Corporation immediately before such transaction;

            (iii) the completion of any  transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraph (i) to (ii) above; or

Employee Initials and Date: __________________

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            (iv)  a  determination  by the Board of Directors of the Corporation that there has been a change, whether by way of a change in the holding of the Voting Shares, in the ownership of the
                  Corporation's   assets,   the  composition  of  the  Board  of
                  Directors or by any other means, as a result of which there is a change in any person, or any group of persons acting jointly or in concert, who is in a position to exercise effective control of the Corporation.

      (b)   Cessation of Services Due to Death or Total Disability.

      In the event of Employee's death or becoming Totally Disabled, as defined herein, during the term of this Agreement, Employee's employment hereunder shall terminate as of Employee's date of death or upon becoming Totally Disabled.

      In the event of Employee becoming Totally Disabled, as defined herein, during the term of this Agreement, the Corporation shall be required to pay to Employee his termination and severance entitlements as outlined under Sections 6(a) and 6(b) herein. The termination of the Employee in accordance with this section is not intended to prejudice the Employee's eligibility for long-term disability benefits under the Corporation's policy, and if necessary to protect the Employee's eligibility, the Corporation at its sole discretion shall have the option to terminate hereunder at the expiry of the long-term disability period only.

8.    RESULTS OF TERMINATION:

      Upon termination or resignation of the Employee's employment pursuant to Sections 5, 6 or 7 of this Agreement, the employment of the Employee shall be wholly terminated, with the exception of clauses specifically contemplated to continue in full force and effect beyond the termination of this Agreement, including those set out in Sections 3 and 4.

9.    ASSIGNMENT:

      This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, the legal personal representatives of the Employee and the successors and assigns of the Corporation. The rights of the Employee under this Agreement are not assignable or transferable in any manner. Employee recognizes that this Agreement is personal to Employee and that none of Employee's obligations under this Agreement may be assigned or delegated by Employee. The Corporation may assign all of its rights and obligations under this Agreement by operation of law or

Employee Initials and Date: __________________ upon the sale or other transfer of all or substantially all of its assets and business and it shall be made a condition of any such assignment that the purchaser or transferee agrees to assume all the rights and obligations of the Corporation under this Agreement.

10.   SEVERABILITY:

      Any article, section, subsection or other subdivision of this Agreement or any other provision of this Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed here from and ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable article, section, subsection or other subdivision of this Agreement. The parties also agree that if any covenant or provision in this Agreement is determined to be void or unenforceable at law due to a period of time, geographical area or otherwise, then such covenant or provision of this Agreement, shall be reduced in scope or amended, as to term, geographical area or otherwise to the extent required so that the covenant or provision, as so reduced or amended, is enforceable at law and the unenforceable portion shall be deemed to be severed from the balance of the provision or this Agreement, which balance shall survive and be of full force and effect.

11.   WAIVER:

      Failure of either party to this Agreement to rely on any provision contained herein shall not constitute a precedent or be deemed a waiver of such provision on any subsequent occasion or in regard to any other provision of this Agreement.

12.   ENTIRE AGREEMENT:

      This Agreement together with the attached schedules constitute the entire agreement between the parties with respect to the employment of the Employee and any and all previous agreements or representations, written or oral, express or implied between the parties or on their behalf relating to the employment of the Employee by the Corporation are terminated and cancelled.

13.   GOVERNING LAW:

      This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties attorn to the exclusive jurisdiction of the courts of Ontario.

14.   HEADINGS:

Employee Initials and Date: __________________

      The headings utilised in this Agreement are for convenience only and are not to be construed in any way as additions or limitations of the covenants and agreements contained in this Agreement.

15.   NOTICES:

      Any notice required or permitted to be given to the Employee shall be sufficiently given if delivered to the Employee personally, including without limitation by electronic mail, or if mailed by registered mail to the Employee's address last known to the Corporation.

Any notice required or permitted to be given to the Corporation shall be sufficiently given if delivered to:

                  13980 Jane Street
                  King City, ON
                  L7B 1A3
                  Phone: 905-833-0808
                  Fax: 905-833-6942

Personally, including without limitation by electronic mail, or if mailed by registered mail to the Corporation.

16.   LEGAL ADVICE:

      The Employee hereby represents and warrants to the Corporation that he has had sufficient opportunity to seek and obtain legal advice with respect to this Agreement and that he fully understands the nature and effect of this Agreement and that he is entering into it freely and voluntarily.

17.   DOLLAR AMOUNTS:

      Unless specifically stated otherwise, all references herein to dollar amounts refer to Canadian funds.

18.   AMENDMENTS:

      It is recognized that there may be amendments to this Agreement. No significant amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto.

      This Agreement may be executed in counterparts.

Employee Initials and Date: __________________

            IN WITNESS WHEREOF the parties have duly executed this Agreement this 4th day of March, 2005, in this City of Mississauga, in the Province of Ontario. Each page of this Agreement, and the attached Schedules, is initialled and dated by the Employee.

WIRELESS AGE COMMUNICATIONS INC.


By:  /s/ Gary Hokkanen
     ---------------------------
     Gary Hokkanen
     Chief Financial Officer

SIGNED, SEALED AND DELIVERED )
in the presence of           )
                             )
                             )
___________________          )   /s/ GLENN JAMES POULOS
                                 ----------------------
                                 GLENN JAMES POULOS

Employee Initials and Date: __________________

                    Schedule "A": Job Description and Duties

The  Employee   shall  report   directly  to  the   President  of  Wireless  Age
Communications Inc., and shall have the responsibility and accountability for the day to day operation of the Corporation, and achievement of all targets of the Corporation.

All employees of the Corporation shall report to the Employee.

Employee Initials and Date: __________________

                 Schedule "B": Short Term Bonus / Incentive Plan

For the period to December 31, 2005, Employee shall be entitled to a bonus of up to 33% of Employee's annual salary (pro-rated for the period from March 1,2005 to December 31, 2005). The amount of the bonus shall be determined by multiplying the total of the weighting for all objectives achieved, by 33% of the Employee's pro-rated annual salary for the period.

------------------------------------------------------------------------------
Objective                                                          Weighting
------------------------------------------------------------------------------
Achievement of Corporation EBITDA Budget Target                           50%
------------------------------------------------------------------------------
Achievement of Corporation Revenue Budget Target                          25%
------------------------------------------------------------------------------
Achievement of Corporation Pre-Tax Earnings Budget Target                 25%
------------------------------------------------------------------------------
Total                                                                    100%
------------------------------------------------------------------------------

In the event  that the  operating  results  of  mmwave  Technologies  Inc.  into
consolidated  into  income  statement  of  Wireless  Age  Communications,   Inc.
effective March 1, 2005, such Targets are defined as follows:

------------------------------------------------------------------------------
Corporation EBITDA Budget Target                                  CAD$959,000
------------------------------------------------------------------------------
Corporation Revenue Budget Target                              CAD$13,459,000
------------------------------------------------------------------------------
Corporation Pre-Tax Earnings Budget Target                        CAD$898,000
------------------------------------------------------------------------------

Employee Initials and Date: __________________

              Schedule C: Long-Term Incentive Plan (Stock Options)

The parties acknowledge that at the time of execution of this agreement, no Stock Option Plan exists for the Corporation.

The Corporation warrants that notwithstanding any other provision herein, the Employee shall be entitled to participate in any future Stock Option Plan on terms and conditions at least as favourable as those provided to other employees of similar level and responsibility, and that no provision herein shall in any way prejudice or limit the Employee's entitlement to participate in such future Stock Option Plan.


Employee Initials and Date: __________________